UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

BYNORDIC ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-41273	85-4529780
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

c/o Pir 29
Einar Hansens Esplanad 29
211 13 Malmö
Sweden	211 13
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +46 707 29 41

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001, and one-half of one redeemable warrant	BYNOU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BYNO	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BYNOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 9, 2023, byNordic Acquisition Corporation (the “Company”) issued a promissory note (the “Extension Note”) in the principal amount of $1,725,000 to the Company’s sponsor, Water by Nordic AB (the “Sponsor”) in connection with the extension of the date by which the Company has to consummate a business combination from May 11, 2023, to August 11, 2023 (the “Extension”).

On May 12, 2023, the Company issued a promissory note (the “Working Capital Note”) in the principal amount of $775,000 to the Sponsor to provide the Company with additional working capital during the Extension.

The foregoing description is qualified in its entirety by reference to the Extension Note and the Working Capital Note, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01. Other Events.

On May 1, 2023, the Sponsor notified the Company that it intended to deposit an aggregate of $1,725,000 (representing $0.10 per public share) into the Company’s trust account on or before May 11, 2023. On May 8, 2023, the Company issued a press release announcing that its board of directors had approved the Extension, as contemplated by the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission (“SEC”) on August 28, 2020 (File No. 333-248488) and the final prospectus dated February 8, 2022, for the initial public offering of the Company’s units. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 11, 2023, the Company issued a press release announcing that the Sponsor had deposited an aggregate of $1,725,000 (representing $0.10 per public share) into the Company’s trust account for its public stockholders. The Extension provides the Company with additional time to complete its initial business combination. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Promissory Note, dated May 9, 2023.

10.2	Promissory Note, dated May 12, 2023.

99.1	Press Release, dated May 8, 2023.

99.2	Press Release, dated May 11, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2023

BYNORDIC ACQUISITION CORPORATION

By:	/s/ Michael Hermansson
Name:	Michael Hermansson
Title:	Chief Executive Officer

[Signature Page to 8-K]

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